UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

GreenHunter Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1048 Texan Trail

Grapevine, TX 76051

Notice of Special Meeting of Stockholders

To our Stockholders:

You are hereby notified that a Special Meeting of Stockholders of GreenHunter Energy, Inc. (the “Company”) will be held at our corporate offices located at 1048 Texan Trail, Grapevine, Texas 76051, on Wednesday, May 8, 2013, at 10:00 A.M., Central Daylight Savings Time (CDST) for the following purposes:

(1)	To amend the Company’s certificate of incorporation to change the name of the Company to GreenHunter Resources, Inc.;

(2)	To consider and vote upon a proposal by the Board of Directors to ratify the Company’s 2013 Long-Term Incentive Compensation Plan;

(3)	To amend the Company’s certificate of designations for the 10% Series C Cumulative Preferred Stock to increase the authorized number of shares to be issued by the Company from 2,000,000 to 8,000,000 and to ratify the preferred shareholders approval of a prior amendment and restatement of the certificate of designations.

The Board of Directors has fixed Tuesday, April 2, 2013, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Only holders of record of GreenHunter Energy, Inc.’s (i) Common Stock, par value $.001 per share are entitled to vote on all matters coming before the meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the meeting will be maintained in the Company’s offices at 1048 Texan Trail, Grapevine, Texas 76051 for ten days prior to the meeting.

Your vote is important. The voting stock of the Company should be represented as fully as possible at the meeting. The enclosed proxy is solicited by the Board of Directors of the Company. Whether or not you plan to attend the meeting in person, please mark, execute, date and return the enclosed proxy in the envelope provided, which requires no postage if mailed within the United States. The return of the enclosed proxy will not affect your right to vote in person if you do attend the meeting. If your shares are held in a street name by a broker or bank, you will need to obtain a written proxy from the broker, bank or other nominee holding your shares to be able to vote at the meeting.

By Order of the Board of Directors

Grapevine, Texas	Gary C. Evans
April 2, 2013	Chairman

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held May 8, 2013. The proxy statement is available at: www.greenhunterenergy.com and www.shareholdervote.info

GreenHunter Energy, Inc.

1048 Texan Trail

Grapevine, TX 76051

PROXY STATEMENT

The proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s Special Meeting of Stockholders, which will be held on Wednesday, May 8, 2013, at 10:00 A.M., Central Daylight Savings Time (CDST), at our corporate offices located at 1048 Texan Trail, Grapevine, Texas 76051, or any adjournment thereof.

We anticipate that this proxy statement and proxy card will be available on or before April 2, 2013.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q: Why am I receiving this proxy statement?

A: We are holding a Special Meeting of Stockholders to ask our stockholders to (i) approve an amendment to our certificate of incorporation for purposes of changing the name of our Company, (ii) approve a new 2013 Long-Term Incentive Compensation Plan and (iii) to approve an amendment to the Company’s certificate of designations for the 10% Series C Cumulative Preferred Stock to increase the authorized number of shares to be issued by the Company from 2,000,000 to 8,000,000 and to ratify the preferred shareholders approval of a prior amendment and restatement to the certificate of designations.

Q: What do I need to do now?

A: We urge you to carefully read and consider the information contained in this proxy statement. If applicable, you should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or submit your voting instructions by internet or by telephone if that option is available to you.

Q: How do I vote?

A: If you are a GreenHunter Energy stockholder of record, you may vote in person at the Special Meeting or by submitting a proxy for the meeting. You can submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please refer to your proxy card or the voting instruction card used by your broker, bank or nominee to see if you may submit voting instructions using the internet or telephone.

Q: What happens if I do not vote?

A: If you do not submit a proxy card or vote at the Special Meeting, your proxy will not be counted as present for the purpose of determining the presence of a quorum, and your shares will not be voted at the meeting. If you submit a proxy card and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum but will not be voted at the Special Meeting. Broker non-votes will also have the same effect as shares not voted at the meeting.

Q: If my GreenHunter Energy shares are held in “street name,” will my broker, bank, or nominee vote my shares for me on all proposals?

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A: No. Your broker, bank, or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

Q: Can I change my vote after I have mailed my signed proxy or direction form?

A: Yes. If you are a record holder, you can change your vote at any time before your proxy is voted at your stockholder meeting by:

•	delivering to the corporate secretary of GreenHunter Energy a signed notice of revocation;

•	granting a new, later-dated proxy, which must be signed and delivered to the corporate secretary of GreenHunter Energy

•	attending your stockholder meeting and voting in person; however, your attendance alone will not revoke your proxy.

If your shares are held in street name and you have instructed your broker or nominee to vote your shares, you must follow your broker’s or nominee’s directions in order to change your vote or revoke your proxy.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: Whom should I call with questions?

A: If you have any questions about the transaction or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Morgan F. Johnston, Secretary

GreenHunter Energy, Inc.

1048 Texan Trail

Grapevine, TX 76051

Phone: 469-293-2641

E-mail: mjohnston@greenhunterenergy.com

You may also obtain additional information about GreenHunter Energy from documents filed with the Securities and Exchange Commission (hereafter, the “SEC) free of charge at www.sec.gov. Copies of certain information filed by us with the SEC are also available on our website at www.greenhunterenergy.com. You may also read and copy any document we file at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. Our public filings with the SEC are also available to the public on the SEC’s Internet website at www.sec.gov. Copies of certain information field by use with the SEC are also available on our website at www.greenhunterenergy.com. In addition, you may read our SEC filings at the offices of the NYSE MKT, which is located at 20 Broad Street, New York, New York 10005.

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RECORD DATE AND VOTING SECURITIES OUTSTANDING

Our Board of Directors has fixed the record date for the special meeting as of the close of business on, April 2, 2013. Holders of the Company’s Common Stock, at the close of business on the record date will be entitled to one vote per share on all proper business brought before the Meeting. At the close of business on April 2, 2013, the record date fixed for the determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding 33,419,445 shares of the Company’s Common Stock, $.001 par value (the “Common Stock”).

VOTING OF SECURITIES

A proxy card is included with this statement. In order to be valid and acted upon at the special meeting, your proxy card must be received by the secretary of GreenHunter Energy, Inc. or by the transfer agent, Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas, 75034, before the time set for the holding of the meeting or any adjournment thereof.

If you submit a proxy, you may revoke it any time prior to the meeting, or if you attend the meeting personally, you may revoke your proxy at that time and vote in person. In addition, you may revoke your proxy by any later dated proxy. A later dated written proxy may be deposited at either our registered office or our principal place of business, at any time up to the time of the meeting, or with the Chairman of the meeting on the day of the meeting. However, you should note that your mere presence at the meeting will not constitute a revocation of a previously submitted proxy. If your shares are held in a street name by a broker or bank, you will need to obtain a written proxy from the broker, bank or other nominee holding your shares to be able to vote at the meeting.

The presence at the Meeting, in person or by proxy, of the holders of a majority of such outstanding shares will constitute a quorum. All matters brought before the Meeting will be decided by a majority of the shares represented in person or by proxy. Stockholders do not have cumulative voting rights in the election of directors. If you do not wish to vote for a particular nominee, you must clearly identify such nominee on your proxy card. We will include abstentions in the vote totals, which means that they have the same effect on each proposal as a negative vote. However, broker non-votes, if any, will not be included in the vote totals and therefore will not have any effect.

The Board of Directors does not intend to bring any matter before the meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. However, if any other matters properly come before the meeting, then the persons named in the enclosed proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment in such matters. If the enclosed proxy is properly executed and returned prior to voting at the meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted “FOR” the proposal(s). Our Board has designated Gary C. Evans and/or Morgan F. Johnston to serve as proxies.

PERSONS MAKING THE SOLICITATION

We will bear all the costs incurred in the preparation and mailing of the proxy, proxy statement and notice of special meeting. In addition to solicitation by mail, our directors, officers or employees may solicit proxies by personal interviews, telephone or other means of communication. If they do so, these individuals will not receive any special compensation for these services. We may also retain a proxy solicitor to assist us with the distribution and solicitation of proxies for the meeting at our expense.

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PROPOSAL I.

On February 2, 2013, the Board of Directors of the Company adopted a resolution approving an amendment to our certificate of incorporation to change the name of our Company and recommended that the amendment be submitted to stockholders for approval. The Board believes it is in the best interest of our Company to change its name from GreenHunter Energy, Inc. to GreenHunter Resources, Inc. and recommends the approval of the name change amendment to our stockholders.

Reasons for Name Change

The Company was incorporated in the State of Delaware on June 7, 2005 and was originally intended to be the first publicly traded renewable energy company based in the United States that provided investors a portfolio of diversified assets in the alternative energy sector. Our original business plan was to acquire businesses, develop projects and operate assets in the renewable energy sectors of biomass, biodiesel, wind, solar, geothermal and clean water. We intended to become a leading provider of clean energy products offering residential, business and industrial customers the opportunity to purchase and utilize clean energy generated from renewable sources. Headquartered in Grapevine, Texas, we were formed with the aim of changing the way power and renewable energy fuels are produced and ultimately distributed.

Over the last eighteen months, we have implemented a new business strategy of focusing on the water resource management business as it relates specifically to the oil and gas industry. We have assembled a suite of water management products and services and market them under the Total Water Management Solutions™ brand. We have developed water solutions needed for shale or “unconventional” oil and gas exploration, which includes salt water disposal wells, water recycling technologies, trucking and advanced fluids logistics solutions, water storage tank equipment and rental, environmental clean-up services and fresh water procurement.

As part of this new strategic initiative, we have acquired or leased properties in the Marcellus, Utica, Eagle Ford, Bakken, Shale and Mississipian Lime areas located in Appalachia, South Texas, Eastern Montana and Oklahoma, respectively. We have developed commercial water service facilities on most of these properties and we have the intention to further develop barge transport capabilities along existing navigable inland waterways in the Appalachian region. In addition, we are currently deploying a modular above-ground temporary water storage system in the Marcellus Shale and have entered and are installing an onsite semi-portable water treatment facility in this region. In response to requests from current and prospective customers, we have designed and engineered, fabricated and patented a proprietary next-generation modular above-ground water storage system. We continue to evaluate alternatives and possibly license new technologies to treat water and other fluids associated with the production of oil and natural gas for reuse. We also provide well pad construction and rig cleaning services in South Texas as a result of an acquisition that was completed on December 31, 2012.

In addition, the Company will likely be involved in the following services related to the water resource management business:

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transportation of hydrocarbons –the Company may pickup hydrocarbons and/or liquid natural gas in addition to produced water from oil and/or gas wells. The Company will transport this product to a refinery and earn revenue based upon transportation of the hydrocarbons.

•	hot oiler service – the Company may enter into the hot oil business providing frac water heating and/or other services required for oil and or gas wells in colder climates.

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pipeline and transportation – the Company may enter into the water pipeline construction and transportation business. This service involves laying permanent and/or temporary water lines to transport produced liquids.

The Board believes that the name change to GreenHunter Resources, Inc. more accurately reflects the nature and future business opportunities for the Company.

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Stockholder Action on the Name Change

Stockholders are being asked to adopt the following resolutions:

“Resolved, that the stockholders approve the amendment to the first article of the certificate of incorporation to read in its entirety as follows:

“FIRST

The name of the Corporation is GreenHunter Resources, Inc.”; and be it further

Resolved, that, notwithstanding the approval of the foregoing amendment, the Board of Directors of the Company may abandon the amendment without further action by stockholders at any time prior to the time at which the amendment becomes effective.”

Subject to and following stockholder approval of the amendment, we plan to cause the amendment to become effective by submitting articles of amendment to the Delaware Secretary of State’s office. The amendment will become effective when the Delaware Secretary of State accepts the articles of amendment and issues its certificate of amendment.

If the name change amendment is approved, we intend to request to the NYSE MKT, LLC that the Company’s common stock and preferred stock trade under new stock symbols, “GHR” and “GHR.PRC”, respectively, rather than under the current “GRH” and “GRH.PRC” symbols. In the event that these stock symbols are unavailable, the Company will seek to trade its securities under a symbol more appropriate to its new business strategy. The name change to GreenHunter Resources, Inc. will not affect the validity or transferability of any currently outstanding stock certificates and stockholders will not be requested to surrender for exchange any certificates that are presently held by them.

Required Vote for Approval

Approval of the amendment to the certificate of incorporation to change the name of our Company requires the favorable vote of a majority of shares outstanding and entitled to vote. If you do not want to vote your shares, or you vote but abstain from voting on this item, it will have the effect of a vote against this proposal. Broker “non-votes” also have the effect of votes against this proposal.

If the name change amendment is not approved by stockholders, the proposed amendment to the Amended and Restated Certificate of Incorporation will not be made and our company’s name and the ticker symbol for trading of its common stock will remain unchanged.

The Board recommends a vote FOR the approval of the amendment to the Certificate of Incorporation of GreenHunter Energy, Inc. to change the Company’s name to GreenHunter Resources, Inc.

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PROPOSAL II.

RATIFICATION OF THE COMPANY’S 2013 LONG-TERM INCENTIVE COMPENSATION PLAN

In February, 2013, the Company adopted its 2013 Long-Term Incentive Compensation Plan (the “Incentive Plan”), which provides for equity incentives to be granted to employees, officers or directors of the Company, as well as key advisers or consultants. Equity incentives may be in the form of stock options with an exercise price not less than the fair market value of the underlying shares on the date of grant, stock appreciation rights, restricted stock awards, stock bonus awards, other stock-based awards, or any combination of the foregoing. A maximum of 7,000,000 shares of Common Stock were authorized for issuance under the Incentive Plan.

The Company is seeking stockholder ratification and approval for the Incentive Plan. By allowing the Company to offer key personnel long-term equity-based compensation, the Board of Directors believes that the Incentive Plan will enable the Company to attract, motivate and retain individuals of superior talent to direct and manage the Company.

Certain provisions of the Incentive Plan are summarized below. The complete text of the Incentive Plan, as amended, is attached to this proxy statement as Annex A.

Description of the Incentive Plan. The Incentive Plan provides for the grant of incentive stock options, non-statutory options, shares of restricted stock, stock appreciation rights (“SARs”), stock bonus awards and other stock-based awards. Awards under the Incentive Plan may be made to key employees, including officers and directors who may be employees, and to key non-employee consultants or advisors.

The Incentive Plan is administered by the Compensation Committee. The Committee has full authority, subject to the terms of the Incentive Plan, to determine the individuals or class of individuals to whom awards are made, the number of shares of Common Stock represented by each award, the date or dates on which options are granted and exercisable, the exercise price of options, and the date or dates on which SARs, restricted stock, stock bonus awards or other stock awards will be issued, vested or exercisable.

Description of Options under the Incentive Plan. The Incentive Plan authorizes the award of both incentive stock options, for which option holders may receive favorable tax treatment under the Code, and nonstatutory options, for which option holders do not receive special tax treatment. For further information regarding the tax treatment of options granted under the Incentive Plan, see “Tax Treatment of Awards” below.

Incentive stock options may be granted only to employees. Nonstatutory stock options may be granted to employees, directors, consultants and advisors. The exercise price of each option will be determined by the Compensation Committee, and may be equal to or greater than the fair market value of the stock on the date of grant of the option, provided that the exercise price of an incentive stock option granted to an employee who owns more than 10% of the Common Stock may not be less than 110% of the fair market value of the underlying shares of Common Stock on the date of grant.

The optionee may pay the exercise price (i) in cash, (ii) by delivering shares of Common Stock having a fair market value on the date of exercise equal to the exercise price of the option, or (iii) by payment through a broker in accordance with cashless exercise procedures permitted by Regulation T of the Federal Reserve Board.

Options vest according to the terms and conditions determined by the Compensation Committee and specified in the option agreement. The Committee will determine the term of each option up to a maximum of ten years from the date of grant; provided that the term of an incentive stock option granted to an employee who owns more than 10% of the Common Stock may not exceed five years from the date of grant. The Committee may accelerate the exercisability of any or all outstanding options at any time for any reason.

Description of Stock Appreciation Rights. An SAR is an award that entitles the holder to receive an amount equal to the difference between (1) the fair market value of the shares of Common Stock at the time of exercise of the SAR and (2) the fair market value of the shares of Common Stock on the date that the SAR was granted. Under the Incentive Plan, this amount is paid to the holder upon the exercise of an SAR in the form of cash or shares of Common Stock (valued at their fair market value at the time of exercise) or a combination thereof.

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Description of Restricted Stock. Restricted stock awards are grants of Common Stock subject to vesting over a required period of employment or service following the date an award is granted, (the “restricted period”), and any other conditions established by the Compensation Committee. The Compensation Committee may in its sole discretion grant restricted stock at no cost to a participant or it may establish a purchase price that may be less than the fair market value of a share of Common Stock on the date of grant. A recipient of a restricted stock award will become the holder of shares of Common Stock free of all restrictions if he or she completes the restricted period and satisfies any other conditions; otherwise, the shares will be forfeited. The recipient of the restricted stock may not sell, pledge or otherwise encumber or dispose of restricted stock until the conditions imposed by the Committee have been satisfied. The Committee may accelerate the termination of the restricted period or waive any other conditions with respect to any restricted stock.

Stock Bonus Awards and Other Stock-Based Awards. Stock bonus awards consist of awards of shares of Common Stock that are subject to the achievement of performance objectives set by the Compensation Committee. Other stock-based awards include awards that are in some way related to the Common Stock, including, without limitation, purchase rights, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified subsidiaries of the Company. Other stock-based awards may be awarded either alone or in addition to or in tandem with any other awards under the Incentive Plan or any other plan of the Company.

New Plan Benefits. Awards to be received by individual participants are not determinable because the Compensation Committee determines the amount and nature of any award under the Incentive Plan in its sole discretion at the time of grant. As a result, the benefits that might be received by participants receiving discretionary grants under the Incentive Plan are not determinable.

Loans. The Compensation Committee may, in its sole discretion, provide for loans to persons in connection with all or any part of an award under the Incentive Plan. Any loan made pursuant to the Incentive Plan will be evidenced by a loan agreement, promissory note or other instrument containing such terms and conditions as the Compensation Committee shall prescribe. Notwithstanding the foregoing, each loan must comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

Tax Treatment of Awards. The discussion below summarizes the expected federal income tax treatment of awards under the Incentive Plan, under currently applicable laws and regulations. It is only a summary of the effect of U.S. federal income taxation upon recipients of awards and the Company with respect to the grant and exercise of awards under the Incentive Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a recipient’s death or the income tax laws of any municipality, state or foreign country in which the recipient’s income or gain may be taxable.

Stock Options. Under federal tax law, upon the grant of a nonstatutory stock option, no taxable income will be realized by the optionee, and the Company will not be entitled to any tax deduction. Upon exercise of a nonstatutory stock option, an optionee will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option price and the fair market value of the Common Stock on the date of exercise (the “Spread at Exercise”). The Company will be entitled to a corresponding tax deduction.

Upon the grant of an incentive stock option, no taxable income will be realized by an optionee, and the Company will not be entitled to any tax deduction. If an optionee exercises the option, without having ceased to be an employee at any time during the period from the grant of the option until three months before its exercise, then generally, no such taxable income or deduction will result at the time of the exercise of such option. If no “disqualifying disposition” of the stock transferred to an optionee upon exercise of the option is made by the option holder (i.e., no disposition occurs within the period that ends on the later to occur of one year after such stock is so transferred and two years after the grant of the option), any profit (or loss) realized by an optionee from a sale or exchange of such stock will be treated under the Code as long-term capital gain (or loss), and no tax deduction will be allowable to the Company with respect thereto. When an optionee exercises an incentive stock option, the Spread at Exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax provisions of the Code. If a disqualifying disposition of such stock is made by an option holder, the disposition will result in ordinary income at the time of the disposition in an amount equal to the lesser of (1) the gain on the sale or (2) the Spread at Exercise. If the gain exceeds the Spread at Exercise, the excess is a short-term or long-term capital gain depending upon how long the shares are held prior to the sale. If the stock is sold for less than the exercise

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price, failure to meet the holding period requirement generally will result in a short-term or long-term capital loss, depending upon how long the shares have been held before the sale, equal to the difference between the exercise price and the sale price.

SARs. Under current federal tax law, upon the grant of an SAR, no taxable income will be realized by the holder, and the Company will not be entitled to any tax deduction. Upon exercise of an SAR, the holder will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the fair market value of the Common Stock on the date of grant of the SAR and the fair market value of the Common Stock on the date of exercise. The Company will be entitled to a corresponding tax deduction at the time of exercise.

Restricted Stock Awards. A recipient generally does not recognize taxable income on the grant of shares of restricted stock, but does recognize ordinary income on the vesting date in an amount equal to the fair market value of the shares on that date. Any dividends paid on the shares of restricted stock before the vesting date are also taxable as compensation income upon receipt.

However, a recipient may elect to recognize income upon the grant of shares of restricted stock, rather than when the recipient’s interest is freely transferable and no longer subject to a substantial risk of forfeiture, equal to the fair market value of the shares on the date of the award. If the recipient makes this election, dividends paid with respect to the restricted shares that are paid currently (rather than held subject to forfeiture) will not be treated as compensation, but rather as qualified dividend income, and the recipient will not recognize additional income when the restrictions applicable to the shares of restricted stock lapse. The recipient will not be entitled to any deduction if, after making this election, he or she forfeits any of the shares of restricted stock. If shares of restricted stock are forfeited after this election is made, the recipient will not be entitled to a refund of the ordinary income tax paid on the shares. The recipient may, however, be entitled to receive a capital loss deduction upon forfeiture. The Company will be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of shares restricted stock, subject to the limitations of Section 162(m).

Stock Bonus Awards. A recipient does not recognize taxable income on the grant of stock bonus awards, but does recognize ordinary income, to the extent that the designated performance measures are satisfied, when the cash or shares of Common Stock are delivered to the participant. The amount of this ordinary income will be the fair market value of the shares on the date of delivery, plus the amount of any cash payable or paid, as applicable. Any dividends paid on stock bonus awards are also taxable as compensation income upon payment. The Company will be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of stock bonus awards, subject to the limitations of Section 162(m).

Withholding. The Company will retain the right to deduct or withhold, or require the recipient to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, required by law or regulation to be withheld with respect to any taxable event as a result of the Incentive Plan.

Change in Control and Excess Parachute Payments. The accelerated vesting of awards upon a change in control could result in a participant being considered to receive “excess parachute payments” (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant. If so, the Company would not be able to deduct the excess parachute payments.

Section 162(m) Limitations. Section 162(m) of the Code generally places a $1,000,000 annual limit on a company’s tax deduction for compensation paid to a “covered employee.” A “covered employee” is an employee who is, on the last day of the company’s taxable year in which the deduction would otherwise be claimed, the company’s chief executive officer or one of the other four highest paid officers named in its proxy statement. This limit does not apply to compensation that satisfies the applicable requirements for a performance-based compensation exception, one of which is that stockholders approve the material terms of the compensation.

The Incentive Plan incorporates the requirements for the performance-based compensation exception applicable to options and SARs, so that all such awards should qualify for the exception. In addition, the Compensation Committee may grant other awards designed to qualify for this exception. However, the Committee reserves the right to grant awards that do not qualify for this exception, and in some cases, including a change in control, the exception may cease to be available for some or all awards (including options and SARs) that otherwise so qualify. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to the Company.

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The summary of federal income tax consequences set forth above is for general informational purposes only and may not be applicable to all individuals. Participants should consult their own tax advisors for a determination as to the specific tax consequences applicable to them.

The ratification of the Company’s 2013 Incentive Plan requires the affirmative vote of a majority of the votes cast at the special meeting.

Our Board of Directors recommends that you vote “FOR” the ratification of the 2013 Incentive Plan. Proxies will be so voted unless stockholders specify otherwise in their proxies.

PROPOSAL III.

PROPOSED AMENDMENT TO THE COMPANY’S CERTIFICATE OF DESIGNATIONS FOR ITS 10% SERIES C CUMULATIVE PREFERRED STOCK AND RATIFICATION OF EARLIER AMENDMENT AND RESTATEMENT

On February 1, 2013, the Board approved an amendment to Section 1 of the Company’s Certificate Of Designations for its 10% Series C Cumulative Preferred Stock to increase the number of shares of 10% Series C Cumulative Preferred Stock which the Company is authorized to issue from 2,000,000 to 8,000,000. The Board determined that such amendment is advisable and directed that the proposed amendment be submitted for approval by shareowners at the special meeting of shareholders. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company is required to approve the proposed amendment. In addition, affirmative vote of the holders of a majority of the outstanding shares of the Company’s 10% Series C Cumulative Preferred Stock voting separately as a class is required before the amendment can be effective.

The amendment will not affect the number of shares of Preferred Stock authorized, which is 10,000,000 shares of Preferred Stock, par value $.001 per share. The proposed amendment would increase the number of shares of 10% Series C Cumulative Preferred Stock which the Company is authorized to issue from 2,000,000 to 8,000,000. The additional 6,000,000 shares would be a part of the existing class of 10% Series C Cumulative Preferred Stock and, if and when issued, would have the same rights and privileges as the shares of 10% Series C Cumulative Preferred Stock presently issued and outstanding.

The primary purpose of increasing the number of authorized shares of 10% Series C Cumulative Preferred Stock is to allow the Company to continue to raise additional capital through the issuance and sale of its 10% Series C Cumulative Preferred Stock to the public or as a portion of consideration in equity or asset acquisitions it may make in the future. The Company currently has no plans or executed agreements whereby it has made any commitments to issue additional shares of the 10% Series C Cumulative Preferred Stock.

If the proposed amendment to Section 1 of the Certificate of Designations of the 10% Series C Cumulative Preferred Stock of the Company is adopted by the required vote of shareholders, such amendment will become effective on the date the proposed amendment is filed with the Secretary of State of the State of Delaware.

The proposed amendment to the Certificate of Designations of the 10% Series C Cumulative Preferred Stock of the Company shall read as follows:

“Section 1. Number of Shares and Designation. This series of Preferred Stock shall be designated as 10.0% Series C Cumulative Preferred Stock, par value $0.001 per share (the “Series C Preferred Shares”), and the number of shares that shall constitute such series shall be 8,000,000.”

In addition, on April 24, 2012, the Company’s holders of its 10% Series C Cumulative Preferred Stock unanimously approved a proposal to amend and restate the certificate of designations for the 10% Series C Cumulative Preferred Stock to increase the authorized number of preferred shares to 2,000,000 and to correspondingly decrease the liquidation preference of each preferred share to $25.00. As the laws of the State of Delaware require the common shareholders to ratify such action by the preferred shareholders acting as a separate class, the Company is hereby requesting the common stockholders to approve and ratify the previous amendment increasing the authorized number of preferred shares to 2,000,000 and to correspondingly decrease the liquidation preference of each preferred share to $25.00.

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Our Board of Directors recommends that you vote “FOR” the amendment to the Certificate of Designations of the 10% Series C Cumulative Preferred Stock and the ratification of the prior proposal to amend and restate the certificate of designations for the 10% Series C Cumulative Preferred Stock to increase the authorized number of preferred shares to 2,000,000 and to correspondingly decrease the liquidation preference of each preferred share to $25.00. Proxies will be so voted unless stockholders specify otherwise in their proxies.

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Annex A

GREEN HUNTER ENERGY, INC.

2013 LONG-TERM INCENTIVE COMPENSATION PLAN

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

GREEN HUNTER ENERGY, INC.

2013 LONG-TERM INCENTIVE COMPENSATION PLAN

Section 1. Purpose

Green Hunter Energy, Inc. (the “Company”) has established this Green Hunter Energy, Inc. 2013 Long Term Incentive Plan, effective February 1, 2013. The primary purpose of the Plan is to promote the interests of the Company and its shareholders through the (i) attraction and retention of executive officers, key employees, directors and consultants essential to the success of the Company; (ii) motivation of Participants using performance-related incentives linked to long-range performance goals and the interests of Company shareholders; and (iii) enabling of such Persons to share in the long-term growth and success of the Company. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Bonus Stock, and any other Stock Unit Awards or stock-based forms of awards as the Committee, in its sole and complete discretion, may determine to be appropriate in carrying out the intent and purposes of this Plan.

Section 2. Definitions

When used in this Plan, the following terms shall have the meanings set forth below:

2.1 “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

2.2 “Agreement” means a written agreement between the Company and a Participant implementing an Award, and setting forth the particular terms, conditions and restrictions of each Award. Each Award Agreement shall be subject to the provisions of this Plan (which shall be deemed to be incorporated in each Agreement) and shall contain such provisions as the Committee, in its sole discretion, may authorize. With respect to the grant of an Option, the Agreement may be referred to herein as an “Option Agreement,” and with respect to any other Award hereunder, the Agreement may be referred to herein as an “Award Agreement.”

2.3 “Award” or “Grant” means a grant under the Plan of Nonstatutory Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Bonus Stock, or other Stock Unit Awards.

2.4 “Award Date” or “Grant Date” means the date on which an Award is made by the Committee under the Plan.

2.5 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6 “Bonus Stock” means an Award granted pursuant to Section 10 of the Plan.

2.7 “Cashless Exercise” means the exercise of an Option by the Participant through the use of a brokerage firm to make payment to the Company of the Exercise Price either from the proceeds of a loan to the Participant from the brokerage firm or from the proceeds of the sale of Stock issued pursuant to the exercise of the Option, and upon receipt of such payment, the Company delivers the exercised Shares to the brokerage firm.

2.8 “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(a) Any Person, corporation or other entity or group, including any “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Shares of the Company having 20% or more of the total number of votes that may be cast for the election of directors of the Company; or

(b) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets, sale of securities, contested election, or any combination of the foregoing (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or

(c) If at any time: (i) the Company shall consolidate or merge with any other Person and the Company shall not be the continuing or surviving corporation; (ii) any Person shall consolidate or merge with the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Stock shall be converted into, or exchanged for, stock or other securities of any other Person or cash or any other property; (iii) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person; or (iv) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

(d) Notwithstanding the foregoing, in the case of a Restricted Stock Units, Performance Shares, Performance Units or other Awards hereunder that constitute deferred compensation under section 409A of the Code, a change of control shall be deemed to have occurred unless, in addition to facts and circumstances that satisfy one or more of the foregoing requirements also constitute a change of control under Reg. § 1.409A-3(g)(5). It is understood that for such purposes a change of control will require a change in ownership of more than 50 percent of the total fair market value or total voting power of the Stock, the acquisition during a 12-month period ending on the date of the most recent acquisition of Stock possessing 35 percent or more of the total voting power of the stock of the Company, the replacement of a majority of the members of the Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election, or the acquisition during a 12-month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company, determined without regard to any liabilities associated with those assets.

2.9 “Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.

2.10 “Committee” means the Compensation Committee of directors appointed by the Board (which may consist of a subcommittee of directors), which shall consist of not less than two members who shall be (i) “non-employee directors” within the meaning of Rule 16b-3 and (ii) unless otherwise determined by the Board, “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code.

2.11 “Common Stock” or “Stock” means the Common Stock of the Company, or such other security or right or instrument into which such Common Stock may be changed or converted in the future.

2.12 “Company” means Green Hunter Energy, Inc., including all of its Subsidiaries, or any successor thereto.

2.13 “Covered Participant” means a Participant who is a “covered employee” as defined in Code Section 162(m)(3) and the regulations promulgated thereunder, and generally understood to mean the chief executive officer of the Company (or a person acting in such capacity) and the four most highly compensated officers of the Company (other than the chief executive officer) on the last day of the Company’s fiscal year, as determined pursuant to the executive compensation disclosure rules under the Exchange Act.

2.14 “Designated Beneficiary” means the beneficiary designated by the Participant, pursuant to procedures established by the Committee, to receive amounts due to the Participant in the event of the Participant’s death. If the Participant does not make an effective designation, then the Designated Beneficiary will be deemed to be the Participant’s surviving spouse or , if none, the Participant’s estate.

2.15 “Disability” means (i) inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the receipt of income replacement benefits for a period of not less than 3 months under and accident and health plan covering employees of the Company by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. All decisions by the Committee relating to a Participant’s Disability (including a decision that a Participant is not disabled) shall be final and binding on all parties.

2.16 “Employee” means an individual who is employed by the Company or a Subsidiary in an employer-employee relationship as determined under Section 3401(c) of the Code and the regulations thereunder. Unless otherwise required by the Code, the status of an employee shall not be terminated by the grant of an authorized leave of absence or by service in the military forces of the United States for a period of three (3) months or, if longer, during such time as his re-employment rights are protected by statute or contract, provided, in either instance, that such employee returns to active service with the Company at the expiration of such authorized leave or military service

2.17 “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law as amended from time to time.

2.18 “Executive Officer” means any employee considered by the Company to be an Executive Officer.

2.19 “Exercise Price” or “Option Price” means the amount that a Grantee must pay to exercise an Award made to him or her with respect to a Share of Stock under the Plan.

2.20 “Fair Market Value” means, on any given date, the closing price of Stock as reported on the New York Stock Exchange composite tape on such day or, if no Shares were traded on the New York Stock Exchange on such day, then on the next preceding day that Stock was traded on such exchange, all as reported by The Wall Street Journal or such other source as the Committee may select.

2.21 “Grantee,” “Optionee,” or “Awardee” means a Person to whom an Award is made under the Plan.

2.22 “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Section 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Code Section 422.

2.23 “Key Employee” means an Employee who is an officer or other key employee of the Company or its Subsidiaries as designated or determined by the Committee.

2.24 “Nonstatutory Stock Option” or “NSO” means an option to purchase Stock, granted under Article 6 herein, which is not intended to qualify as, or constitute an Incentive Stock Option.

2.25 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option.

2.26 “Other Stock Unit Award” means awards of Stock or other Awards that are valued in whole or in part by reference to, or are otherwise based on, the value of the Company’s Common Stock.

2.27 “Participant” means a Person who has been granted an Award under the Plan.

2.28 “Performance Award” means a performance-based Award made under Section 9 herein, which may be in the form of either Performance Shares or Performance Units.

2.29 “Performance Criteria” means the objectives established under Section 12 by the Committee for a Performance Period, for the purpose of determining when an Award subject to such objectives has been earned.

2.30 “Performance Period” means the time period designated by the Committee during which performance goals must be met in order for a Participant to obtain a performance-based Award.

2.31 “Performance Share” means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 9 herein, the value of which is determined, in whole or in part, by the value of Company Stock in a manner deemed appropriate by the Committee and described in the applicable Agreement.

2.32 “Performance Unit” means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 9 herein, the value of which is determined, in whole or in part, by the attainment of pre-established Performance Criteria as deemed appropriate by the Committee and described in the Agreement.

2.33 “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Section 8 herein.

2.34 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d).

2.35 “Plan” means the Green Hunter Energy, Inc. 2013 Long-Term Incentive Compensation Plan as herein established and as hereafter amended from time to time.

2.36 “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Section 8 herein.

2.37 “Restricted Stock Unit” means a fixed or variable dollar denominated right to acquire Stock or the value thereof, which may or may not be subject to restrictions, contingently awarded under Section 8 of the Plan.

2.38 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act or any successor rule as amended from time to time.

2.39 “Section 162(m)” means Section 162(m) of the Code, or any successor section under the Code, as amended from time to time and as interpreted by final or proposed regulations promulgated thereunder from time to time.

2.40 “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.

2.41 “Stock” or “Shares” means the Common Stock of the Company.

2.42 “Stock Appreciation Right” means the right of a Grantee, without payment to the Company (except for applicable withholding taxes), to receive the excess of the Fair Market Value per share of the Common Stock on the date on which a Stock Appreciation Right is exercised over the Exercise Price per share as provided in the Award Agreement.

2.43 “Stock Unit Award” means an award of Common Stock or units granted under Section 11.

2.44 “Subsidiary” means a corporation in which the Company owns, either directly or through one or more of its Subsidiaries, at least 50% of the total combined voting power of all classes of stock.

Section 3. Administration

3.1 The Committee. The Plan shall be administered and interpreted by the Committee which shall have full authority, discretion and power necessary or desirable for such administration and interpretation. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In its sole and complete discretion the Committee may adopt, alter, suspend and repeal any such administrative rules, regulations, guidelines, and practices governing the operation of the Plan as it shall from time to time deem advisable. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which Awards may be made and exercised; (ii) to determine the Participants to which Awards shall be made; (iii) to determine all terms and provisions of each Award Agreement, which need not be identical for types of Awards nor for the same type of Award to different Participants; (iv) to construe and interpret all terms, conditions and provisions of the Plan and all Agreements; (v) to establish, amend, or waive rules or regulations for the Plan’s administration; (vi) to accelerate the exercisability of any Award (subject to any restrictions in the Plan), the length of a Performance Period or the termination of any Period of Restriction; and (vii) to make all other determinations and take all other actions necessary or advisable for the administration or interpretation of the Plan. The Committee may seek the assistance or advice of any persons it deems necessary to the proper administration of the Plan.

3.2 Committee Decisions. Unless strictly and expressly prohibited by law, all determinations and decisions made by the Committee pursuant to the provisions of this Plan shall be final, conclusive, and binding upon all persons, including Participants, Designated Beneficiaries, the Company, its shareholders and employees.

3.3 Rule 16b-3 and Section 162(m) Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award as it may deem to be advisable or required to satisfy the requirements of Rule 16b-3 or Section 162(m).

Section 4. Eligibility

4.1 Selection. The Committee shall have sole and complete discretion in determining those Persons who shall participate in the Plan. Except as otherwise provided in the Plan, Participants may be Key Employees of the Company or a Subsidiary, directors of the Company or any Subsidiary, consultants or other independent contractors or other providers of goods and services. The Committee may request recommendations for individual awards from the Company’s Chief Executive Officer and may delegate to the Chief Executive Officer the authority to make Awards to Participants who are not Executive Officers of the Company.

4.2 Notification and Acceptance of Grant. After the Committee approves the grant of an Award to a Participant, it shall promptly so notify the Participant and make a copy of the Plan available to the Participant. The Participant so notified must indicate his acceptance of the Award by delivering to the Company an executed Award Agreement and such other documents and instruments as the Committee may require within 30 days after receipt of the documentation to be executed or such longer time as specified by the Committee. The Award otherwise granted shall automatically lapse at the expiration of such period if the documents required by the Committee have not been executed and returned.

Section 5. Shares Subject to the Plan

5.1 Number of Shares. Subject to adjustment as provided for in Section 5.4 below, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 5,000,000 Shares of the Company’s common stock, $.001 par value, which may be in any combination of Options, Restricted Stock, Restricted Stock Units, Performance Shares, Bonus Shares, or Other Stock Unit Award. Shares of Common Stock may be available from the authorized but unissued Shares, Shares issued and reacquired by the Company or Shares purchased in the open market for purposes of the Plan. Except as provided in Sections 5.2 and 5.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

5.2 Lapsed Awards or Forfeited Shares. In the event that: (i) any Option or other Award granted under the Plan terminates, expires, or lapses for any reason without having been exercised in accordance with its terms; (ii) Shares issued pursuant to the Awards are canceled or forfeited for any reason; or (iii) Awards are paid in cash, the Shares subject to such Award shall thereafter be again available for grant of an Award under the Plan.

5.3 Delivery of Shares as Payment. In the event a Participant pays for any Option or other Award granted under the Plan through the delivery of previously acquired shares of Common Stock, the number of shares of Common Stock available for Awards under the Plan shall be decreased only by the difference between the number of Shares issued upon the exercise of such Option or Award and the number of shares surrendered by the Participant. Any increase in the number of shares issuable under the Plan as a result of such payment shall not apply to Incentive Stock Options.

5.4 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number, type and class of Shares for which Awards thereafter may be made shall be subject to adjustment, if any, as the Committee deems appropriate, based on the occurrence of a number of specified and non-specified events. Such specified events are discussed in this Section 5.4, but such discussion is not intended to provide an exhaustive list of such events which may necessitate adjustments.

(a) If the outstanding Shares are increased, decreased or exchanged through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution in respect to such Shares, for a different number or type of Shares, or if additional Shares or new or different Shares are distributed with respect to such Shares, an appropriate and proportionate adjustment shall be made in: (i) the maximum number of shares of Stock available for the Plan as provided in Section 5.1 herein; (ii) the type of shares or other securities available for the Plan; (iii) the number of shares of Stock subject to any then outstanding Awards under the Plan; and (iv) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards, but without change in the aggregate purchase price as to which such Options remain exercisable or Restricted Stock releasable.

(b) In the event other events not specified above in this Section 5.4, such as any extraordinary cash dividend, split-up, reverse split, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event, affect the Common Stock such that an adjustment is necessary to maintain the benefits or potential benefits intended to be provided under this Plan, then the Committee in its discretion may make adjustments to any or all of: (i) the number and type of shares which thereafter may be optioned and sold or awarded or made subject to Stock Appreciation Rights under the Plan; (ii) the grant, exercise or conversion price of any Award made under the Plan thereafter; and (iii) the number and price (including Exercise Price) of each share of Stock (or other kind of shares or securities) subject to the then outstanding Awards. Any increase in the number of shares issuable under the Plan as a result of such adjustments shall not apply to Incentive Stock Options.

(c) Any adjustment made by the Committee pursuant to the provisions of this Section 5.4 shall be final, binding and conclusive. A notice of such adjustment, including identification of the event causing such adjustment, the calculation method of such adjustment, and the change in price and the number of shares of Stock, or securities, cash or property purchasable subject to each Award shall be sent to each Participant. No fractional interests shall be issued under the Plan based on such adjustments.

Section 6. Stock Options

6.1 Grant of Stock Options. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant Options to Key Employees as it shall determine in its sole and complete discretion. Each Option granted hereunder shall have such specified terms and conditions detailed in an Option Agreement.

6.2 Required Terms. Notwithstanding the foregoing, the Option Agreement for each Award of an Option shall specify the following:

(a) Whether the Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option. Any Option not designated as an Incentive Stock Option shall be treated as a Nonstatutory Stock Option, even if it otherwise meets the requirements of Section 6.4. A single Award may include both Incentive Stock Options and Nonstatutory Stock Options.

(b) The number of shares to which the Option pertains.

(c) The exercise price, which may not be less than the Fair Market Value per Share of Stock on the date of grant.

(d) The term of the Option, which may not exceed 10 years from the date of grant. The Agreement may provide for the Option to be terminated upon termination of employment, death or disability.

(e) The time at which the Option may be exercised.

(f) Any conditions on vesting or exercisability, including but not limited to service or Performance Criteria.

(g) Any other terms or conditions approved by the Committee.

6.3 Employment, Noncompetition, etc. Without limiting the generality of paragraph 6.2(f), the grant or exercise of an Option may be conditioned upon the Grantee’s agreement to remain in the employment or service of the Company or a Subsidiary, refrain from competing with the Company or a Subsidiary, not disclose trade secrets or other confidential information, or other restrictions and covenants on the actions of the Grantee either prior to or after exercise of the Option as determined by the Board, so long as any such additional restrictions and conditions are consistent with the terms of this Plan.

6.4 Additional Terms Applicable to Incentive Stock Options

(a) An Incentive Stock Option may be granted only to a person who at the time of grant is an Employee (including officers and directors who are employees).

(b) If an Incentive Stock Option is to be granted to a person who, immediately before an Option is granted, directly or indirectly (within the meaning of section 424 of the Code and the regulations promulgated thereunder) possesses more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, determined in accordance with sections 422 and 424 of the Code, or any successor provisions, and the regulations promulgated thereunder, then (i) the Exercise Price for the shares subject to such Award shall be at least 110% of the Fair Market Value of the Common Stock subject to such Award on the date of the Award and (ii) such Award may not be exercised after the expiration of five (5) years from the date the Award is granted.

(c) To the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable hereunder for the first time by any Grantee during any one calendar year (under this Plan and all other stock option plans of the Company or any Subsidiary corporation of the Company) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. For purposes of this paragraph, Options shall be taken into account in the order in which they were granted unless otherwise required by the Code.

(d) Each Grantee of an Incentive Stock Option shall, if stock acquired upon exercise of an Option is disposed of by a Grantee in a disqualifying disposition, within the meaning of Section 422 of the Code, notify the Company in writing of the date and terms of such disposition. Pursuant to Section 422 of the Code, in no event may an Option be treated as an ISO if it is exercised more than three (3) months after the date of the Grantee’s termination of employment (other than for death or disability, as defined below). A disqualifying disposition by a Grantee shall not affect the status of any other Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

(e) Options shall be nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Grantee only by the Grantee (or in the event of his disability (as defined in section 22(e)(3) of the Code), by his guardian or legal representative) and after his death, only by the Grantee’s legal representatives, heirs, legatees, or distributees.

6.5 Procedure for Exercise of Options.

(a) Options shall be exercised by the delivery of a written notice from the Participant to the Company in a form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment or provision for full payment for the Shares. The Option Price shall be payable to the Company in full in cash, or its equivalent, or by delivery of Shares of Stock (not subject to any security interest or pledge) having a Fair Market Value at the time of exercise equal to the Exercise Price of the Shares, or by a combination of the foregoing. In addition, at the request of the Participant, and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a Cashless Exercise of the Option. As soon as practicable, after receipt of written notice and full payment of the Option Price, the Company shall deliver to the Participant a stock certificate or other evidence of Stock ownership evidencing the number of Shares with respect to which the Option was exercised.

(b) The Committee may require that a minimum number of shares be exercised with respect to such partial exercise of Awards granted under the Plan. Except as otherwise expressly provided in writing by the Committee, an Option may not be exercised for a fractional share of Common Stock.

(c) If the Grantee has been granted both Incentive Stock Options and Nonstatutory Stock Options, the exercise must specify which Options are being exercised. In the event that the exercise of an Option is treated in part as the exercise of an ISO and in part as the exercise of a Nonstatutory Stock Option, the Company shall issue a certificate evidencing the shares of Common Stock treated as acquired upon the exercise of an ISO and a separate certificate evidencing the shares of Common Stock treated as acquired upon the exercise of a Nonstatutory Stock Option, and shall identify each such certificate accordingly in its stock transfer records. If the shares are not certificated at the time of issuance of any shares, the Company shall cause the appropriate entries to be made on is stock records and provide evidence of ownership to the Optionee who has exercised the Option.

(d) All shares of Common Stock issued under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws or regulations. The Board may cause a legend or legends to be put on any certificates to include or make appropriate reference to such restrictions and may place similar restrictions on the records or documents evidence shares of Stock for which no certificates are issued.

Section 7. Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights.

(a) The Committee may grant Stock Appreciation Rights to Participants. The Committee is authorized to grant Stock Appreciation Rights either independently of an Option (“Stand-alone SARs”) or in tandem with an Option (“Tandem SARs”). An Award of Stock Appreciation Rights shall be reflected in an Award Agreement that contains all applicable provisions of Section 6. In the absence of any designation, Stock Appreciation Rights shall be presumed to be Tandem SARs.

(b) A Tandem SAR shall pertain to, and be granted only at the same time and in conjunction with, a related underlying Option granted under this Plan. The number of shares of Common Stock subject to the Tandem SAR may be all or part of the shares subject to the related Option, as determined by the Committee. The Tandem SAR shall be exercisable only to the same extent and subject to the same conditions as the Option related thereto are exercisable under the Plan unless and until the Committee imposes additional conditions upon the grant or exercise of such Stock Appreciation Rights. The exercise, lapse or forfeiture of a Tandem SAR shall cancel an equal number of Options and vice versa.

(c) A Stand-alone SAR may be exercisable upon such terms and conditions as the Committee shall establish but, unless specifically provided by the Award Agreement, will not be tied to any underlying Option. The exercise, lapse or forfeiture of a Stand-alone SAR will not cancel any Options awarded to a Grantee nor will the exercise, lapse or forfeiture of an Option cancel any Stock Appreciation Rights. However, the exercise of a Stock Appreciation Right will reduce the number of shares of Common Stock available for issuance under the Plan.

(d) No Stock Appreciation Rights granted under the Plan may be exercisable after the expiration of ten years from the Grant Date.

7.2 Exercise Price. The exercise price of each share subject to a Stock Appreciation Right shall be determined at the time of grant by the Committee, subject to the limitation that the grant price shall not be less than 100% of Fair Market Value of a share of Common Stock on the Grant Date.

7.3 Exercise. Stock Appreciation Rights shall be exercised by the delivery of a written notice from the Participant to the Company in a form prescribed by the Committee. Upon such exercise, the Participant shall be entitled to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the Exercise Price thereof multiplied by the number of Shares for which the Stock Appreciation Right was granted.

7.4 Payment. Payment upon exercise of the Stock Appreciation Right shall be in the amount of the full Exercise Price therefore, and shall be made in the form of cash, cash installments, Shares of Common Stock, or a combination thereof, as determined in the sole and complete discretion of the Committee. However, if any payment in the form of Shares results in a fractional share, such payment for the fractional share shall be made in cash.

Section 8. Restricted Stock and Restricted Stock Units

8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant shares of Restricted Stock and Restricted Stock Units under the Plan to such Participants, and in such amounts and for such duration and/or consideration as it shall determine.

8.2 Restricted Stock Award Agreement. Each Restricted Stock and Restricted Stock Unit granted hereunder shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the conditions which must be satisfied prior to removal of the restriction, the number of Shares of Restricted Stock or Restricted Stock Units granted, payment terms for each such Award (e.g. whether the Award will be paid in shares of Stock, cash or a combination thereof, and whether payment will be in a lump sum or installments), and such other provisions as the Committee shall determine. The Committee may specify, but is not limited to, the following types of restrictions in the Award Agreement: (i) continuation in employment or in a particular position with the Company or any Affiliate, (ii) restrictions on acceleration or achievement of terms or vesting based on any Performance Criteria, including, but not limited to, absolute or relative increases in total shareholder return, revenues, sales, net income, or net worth of the Company, any of its Subsidiaries, divisions, business units or other areas of the Company; and (iii) any other restrictions which the Committee may deem advisable, including requirements established pursuant to the Securities Act, the Exchange Act, the Code and any securities trading system or stock exchange upon which such Shares under the Plan are listed. A Restricted Stock or Restricted Stock Unit granted hereunder shall be considered forfeitable until such conditions are satisfied or waived by the Committee.

8.3 Nontransferability. Except as provided in this Section 8, the Shares of Restricted Stock or Restricted Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the applicable Award Agreement. All rights with respect to the Restricted Stock and Restricted Stock Units granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.

8.4 Removal of Restrictions. Except as otherwise noted in this Section 8, Restricted Stock and Restricted Stock Units covered by each Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the Committee.

8.5 Voting Rights. During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan may exercise full voting rights with respect to those shares.

8.6 Dividends and Other Distributions. During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan shall be entitled to receive all dividends and other distributions paid with respect to those Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were distributed. No dividend or distribution shall be made with respect to Restricted Stock Units.

8.7 Additional Restrictions on Restricted Stock Units. For purposes of Section 409A of the Code, a Participant shall have a legally binding right to a Restricted Stock Unit on the date that an Award Agreement signed by the Grantee covering such Award is returned to the Company. Any amount payable upon exercise of the Restricted Stock Unit (whether paid in cash, shares of stock or a combination of cash and stock) shall be paid to the Grantee on a date selected by the Company but not later than 2 1/2 months after the close of the year in which the conditions to which the Restricted Stock Unit are subject are satisfied. Payment with respect to a Restricted Stock Unit may not be postponed or exchanged for any other type of benefit. Payment with respect to a Restricted Stock Unit may not be accelerated except in the case of the death or Disability of the Participant or a Change of Control.

Section 9. Performance Awards

9.1 Grant of Performance Awards. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may issue Performance Awards in the form of either Performance Units or Performance Shares to Participants subject to the Performance Criteria, Performance Period and other consideration or restrictions as it shall determine. The Committee shall have complete discretion in determining the number and value of Performance Units or Performance Shares granted to each Participant.

9.2 Value of Performance Awards. The Committee shall determine the number and value of Performance Units or Performance Shares granted to each Participant as a Performance Award. The Committee shall set Performance Criteria in its discretion for each Participant who is granted a Performance Award. The extent to which such Performance Criteria are met will determine the value of the Performance Unit or Performance Share to the Participant. Such Performance Criteria may be particular to a Participant, may relate to the performance of the Company or Subsidiary which employs him or her, may be based on the division or business unit which employs him or her, may be based on the performance of the Company and its Subsidiaries generally, or any combination of the foregoing. The Performance Criteria may be based on achievement of balance sheet or income statement objectives, or any other objectives established by the Committee. The Performance Criteria may be absolute in their terms or measured against, or in relationship to, other companies comparably, similarly or otherwise situated. The terms and conditions of each Performance Award will be set forth in an Award Agreement.

9.3 Settlement of Performance Awards. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof based on the degree to which the Performance Criteria established by the Committee and set forth in the Award Agreement have been satisfied.

9.4 Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of the Performance Award shall be made in cash, Stock, or a combination thereof and may be made in a lump sum or installments all as determined by the Committee and set forth in the related Award Agreement.

9.5 Time of Settlement of Performance Units. For purposes of Section 409A of the Code, a Participant shall have a legally binding right to the Performance Unit or Performance Share on the date that an Award Agreement signed by the Grantee covering such Award is returned to the Company. Any amount payable upon settlement of a Performance Unit or Performance Share (whether paid in cash, shares of stock or a combination of cash and stock) shall be paid to the Grantee on a date selected by the Company but not later than 2 1/2 months after the close of the year in which the conditions to which the Performance Unit or Performance Share are subject are satisfied. Payment with respect to a Performance Unit or Performance Share may not be postponed or exchanged for any other type of benefit. Payment with respect to a Performance Unit or performance Share may not be accelerated except in the case of the death or Disability of the Participant or a Change of Control

Section 10. Bonus Stock

Subject to the terms and provisions of the Plan and applicable law, the Committee may, at any time and from time to time, award shares of Bonus Stock to Participants under the Plan without cash consideration. The Committee shall determine and indicate in the related Award Agreement whether such shares of Bonus Stock shall be unencumbered of any restrictions (other than those which the Committee deems necessary or advisable to comply with law) or shall be subject to restrictions and limitations similar to those referred to in Section 9. In the event the Committee assigns any restrictions on the shares of Bonus Stock, then such shares shall be subject to at least the following restrictions:

(i)	No Shares of Bonus Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated if such Shares are subject to restrictions which have not lapsed or been satisfied.

(ii)	If any condition of vesting of the shares of Bonus Stock is not met, all such Shares subject to such vesting shall be delivered to the Company (in a manner determined by the Committee) within 60 days of the failure to meet such conditions without any payment from the Company.

Section 11. Other Stock Based Awards

11.1 Grant of Other Stock Based Awards. Subject to the terms and provisions of the Plan and applicable law, the Committee may, at any time and from time to time, issue to Participants, either alone or in addition to other Awards made under the Plan, Stock Unit Awards which may be in the form of Common Stock or other securities. The value of each such Award shall be based, in whole or in part, on the value of the underlying Common Stock on the Grant Date. The Committee, in its sole and complete discretion, may determine that an Award, either in the form of a Stock Unit Award under this Section 11 or as an Award granted pursuant to Sections 6 through 10, may provide to the Participant (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award. Subject to the provisions of the Plan, the Committee, in its sole and complete discretion, shall determine the terms, restrictions, conditions, vesting requirements, and payment rules of the Award. The Award Agreement shall specify the rules of each Award as determined by the Committee. However, each Stock Unit Award need not be subject to identical rules. No Stock Award may contain any feature for the deferral of compensation unless the terms thereof are provided in the Agreement.

11.2 Rules. The Committee, in its sole and complete discretion, may grant a Stock Unit Award subject to the following rules:

(a) To the extent Stock Unit Awards are deemed to be derivative securities within the meaning of Rule 16b-3, the rights of a Participant who is subject to Section 16 of the Exchange Act with respect to such Awards shall not vest or be exercisable until the expiration of at least six months from the Award Date. All rights with respect to such Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.

(b) Stock Unit Awards may require the payment of cash consideration by the Participant in receipt of the Award or provide that the Award, and any Common Stock or other securities issued in conjunction with the Award, be delivered without the payment of cash consideration.

(c) The Committee, in its sole and complete discretion, may establish certain Performance Criteria that may relate in whole or in part to receipt of Stock Unit Awards.

(d) Stock Unit Awards may be subject to a deferred payment schedule and/or vesting over a specified period; provided, however, that unless specifically provided by the Agreement, no payment of a Stock Unit Award may be postponed beyond the 15th day of the third month of the calendar year following the year in which such Stock Unit Award ceased to be subject to a substantial risk of forfeiture.

(e) The Committee, in its sole and complete discretion, as a result of certain circumstances, may waive or otherwise remove, in whole or in part, any restriction or condition imposed on a Stock Unit Award.

Section 12. Special Provisions Applicable to Covered Participants

12.1 Priority of this Section. Each Award to a Covered Participant shall be governed by the conditions of this Section 12 in addition to the requirements for specific types of Awards provided in Sections 6 through 11 above. Should conditions set forth under this Section 12 conflict with the requirements of Sections 6 through 11, the conditions of this Section 12 shall prevail.

12.2 Performance Criteria. All Performance Criteria relating to Covered Participants for a relevant Performance Period shall be established by the Committee in writing not less than 90 days prior to the beginning of the Performance Period, or by such other later date for the Performance Period as may be permitted under Section 162(m) of the Code. The Performance Criteria to be used for purposes of such Awards may include any one or more of the following business criteria or such other criteria as established by the Committee:

(i)	Earnings either in the aggregate or on a per-share basis (basic or diluted), before or after taxes, before or after depreciation and amortization, and before or after interest expense;

(ii)	Net income (before or after taxes);

(iii)	Operating income;

(iv)	Cash flow;

(v)	Working capital;

(vi)	Return on assets, invested capital, equity, or sales;

(vii)	Share price (including increases in price, total stockholder return, or attainment by the Shares of a specified value for a specified period of time);

(viii)	Reductions in costs or expense levels;

(ix)	Net economic value;

(x)	Economic value added;

(xi)	Debt to capital ratio;

(xii)	Profit return and margins.

12.3 Additional Requirements for Award Agreements for Covered Participants. Each Award Agreement for a Covered Participant shall provide such terms and conditions as necessary to comply with Section 162(m). The compensation payable to a Covered Employee under an Award Agreement may not be increased subsequent to the Grant Date either pursuant to the terms of the Award Agreement or by the exercise of any discretion by the Committee.

12.4 Without limiting the generality of the foregoing, all Awards to Covered Participants shall be subject to the following restrictions.

(a) The Committee may measure any one or more of the Performance Criteria based on the Company and a whole or on any one or more Subsidiaries or other business units.

(b) The Performance Criteria must be objective and must satisfy third party “objectivity” standards under Code Section 162(m), and the regulations promulgated thereunder.

(c) The Performance Criteria shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

(d) The Award and payment of any Award under this Plan to a Covered Participant with respect to a relevant Performance Period shall be contingent upon the attainment of the Performance Criteria that are applicable to such Award. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Criteria have been satisfied. Resolutions adopted by the Committee may be used for this purpose.

(e) The aggregate maximum Awards that may be paid (in cash or in shares of Stock or a combination thereof) to any Covered Participant under the Plan pursuant to Sections 8, 9, 10 and 11 during any calendar year shall be an amount equivalent to the fair market value of 100,000 shares of Stock, such fair market value to be determined as of the first day of such calendar year.

(f) All Awards to Covered Participants under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purposes of this Section 12.

Section 13. Change In Control

Notwithstanding any other provision of this Plan, in the event of a Change in Control: (i) all outstanding Options shall immediately become fully vested and exercisable; (ii) all Periods of Restriction shall be deemed to have been completed; (iii) all Performance Criteria shall be deemed to have been satisfied in full; and (iv) all other restrictions of any kind applicable to all outstanding Awards shall be deemed to have lapsed or been satisfied in full; provided that none of the effects described in (i)—(iv) above shall occur if the Change in Control, or the transaction, event or occurrence causing the Change in Control was duly and effectively approved in advance by the affirmative vote of a majority of the Company’s Board of Directors.

Section 14. General Provisions

14.1 Plan Term. The Plan was adopted by the Board on February 1, 2013, subject to the approval of shareholders within one year thereafter. For purposes of Section 422 of the Code, the date of approval of the Plan shall be the date of the Board’s approval. The Plan shall terminate ten (10) years after that date unless sooner terminated as provided herein; however, all Awards made prior to, and which are outstanding on such date, shall remain valid in accordance with their terms and conditions.

14.2 Withholding. The Company shall have the right to deduct or withhold, or require a Participant to remit to the Company, any taxes required by law to be withheld from Awards made under this Plan. In the event an Award is paid in the form of Common Stock, the Committee may require the Participant to remit to the Company the amount of any taxes required to be withheld from such payment in Common Stock, or, in lieu thereof, the Company may withhold (or the Participant may be provided the opportunity to elect to tender) the number of shares of Common Stock equal in Fair Market Value to the amount required to be withheld.

14.3 Nontransferability. Except with respect to Nonstatutory Stock Options, no Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution. Further, no lien, obligation, or liability of the Participant may be assigned to any right or interest of any Participant in an Award under this Plan.

14.4 No Right to Employment. Neither the Plan, nor any Award made, or any other action taken, hereunder shall be construed as giving any Participant or other person any right of employment or continued employment or service with the Company or any Subsidiary or Affiliate.

14.5 Rights as Shareholder. Subject to the terms and conditions of each particular Award, no Participant or Designated Beneficiary shall be deemed a shareholder of the Company nor have any rights as such with respect to any shares of Common Stock to be provided under the Plan until he or she has become the holder of such shares.

14.6 Construction of the Plan. The Plan and all Agreements shall be governed, construed, interpreted and administered in accordance with the laws of the State of Texas. In the event any provision of the Plan or any Agreement shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, portion of provision or Plan overall, which shall remain in full force and effect as if the Plan had been absent the invalid, illegal or unenforceable provision or portion thereof.

14.7 Amendment of Plan. The Committee or the Board of Directors may amend, suspend, or terminate the Plan or any portion thereof at any time, provided such amendment is made with shareholder approval if and to the extent such approval is necessary to comply with any legal requirement, including for these purposes any approval requirement which is a requirement for the performance-based compensation exception under Code Section 162(m).

14.8 Amendment of Award. In its sole and complete discretion, the Committee may at any time amend any Award for the following reasons: (i) additions and/or changes are made to the Code, any federal or state securities law, or other law or regulations applicable to the Award; or (ii) any other event not described in clause (i) occurs and the Participant gives his or her consent to such amendment.

14.9 Exemption from Computation of Compensation for Other Purposes. By acceptance of an applicable Award under this Plan, subject to the conditions of such Award, each Participant shall be considered in agreement that all shares of Stock sold or awarded and all Options granted under this Plan shall be considered extraordinary, special incentive compensation and will not be included as “earnings,” “wages,” “salary” or “compensation” in any pension, welfare, life insurance, or other employee benefit arrangement of the Company unless expressly provided otherwise in one or more of such arrangements.

14.10 Legend. In its sole and complete discretion, the Committee may elect to legend certificates representing Shares sold or awarded under the Plan, to make appropriate references to the restrictions imposed on such Shares.

14.11 Certain Participants. All Award Agreements for Participants subject to Section 16(b) of the Exchange Act shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Committee in its discretion determines that any such Award should not be governed by Rule 16b-3. All performance-based Awards to Covered Participants shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Committee, in its discretion, determines that any such Award is not intended to qualify for the exemption for performance-based compensation under Code Section 162(m).

14.12 Unfunded Plan. The Plan is not intended to be a plan of deferred compensation subject to ERISA. Except for Restricted Stock Units, Performance Units and Performance Shares, this Plan is not intended to constitute to be a plan of deferred compensation for purposes of Section 409A of the Code.

EXECUTED effective as of the 1st day of February, 2013.

            GREEN HUNTER ENERGY, INC.

By: /s/ Morgan F. Johnston

Title: Senior Vice President

REVOCABLE PROXY

GREENHUNTER ENERGY, INC.

1048 Texan Trail, Grapevine, TX 76051

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary C. Evans and Morgan F. Johnston, or either of them, with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Special Meeting of Stockholders of GreenHunter Energy, Inc., (the “Company”) to be held on Wednesday, May 8, 2013, at our corporate office located at 1048 Texan Trail, Grapevine, TX 76051 at 10:00 a.m., Central Daylight Savings Time, and any and all adjournments or postponements thereof, with respect to the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which come before the meeting.

(1)	To amend the Company’s certificate of incorporation to change the name of the Company to GreenHunter Resources, Inc.;

[    ] FOR [    ] AGAINST [    ] ABSTAIN

(2)	To consider and vote upon a proposal by the Board of Directors to ratify the Company’s 2013 Long-Term Incentive Compensation Plan;

[    ] FOR [    ] AGAINST [    ] ABSTAIN

(3)	To amend the Company’s certificate of designations for the 10% Series C Cumulative Preferred Stock to increase the authorized number of shares to be issued by the Company from 2,000,000 to 8,000,000 and to ratify the preferred shareholders approval of a prior amendment and restatement of the certificate of designations;

[    ] FOR [    ] AGAINST [    ] ABSTAIN

Your Board of Directors unanimously recommends a vote FOR the proposals set forth above

(Continued and to be signed on the reverse side)

(Continued from other side)

This Proxy will be voted at the Special Meeting or any adjournment or postponement thereof as specified. If no specifications are made, this Proxy will be voted FOR the proposals as set forth above. This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

Date:	, 2012

(Signature)

(Please print your name)

(Please sign name as fully and exactly as it appears opposite. When signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by an authorized person.)

PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY

AT THE ADDRESS STATED ON THE RETURN ENVELOPE.